Exhibit 10.2

EXECUTION VERSION

WAIVER
TO FINANCING AGREEMENT

WAIVER, dated as of March 31, 2015 (this "Waiver"), to the Financing Agreement, dated as of July 31, 2014, as amended, restated, supplemented or otherwise modified from time to time (as so amended, the "Financing Agreement"), by and among Aurora Diagnostics Holdings, LLC, a Delaware limited liability company (the "Parent"), Aurora Diagnostics, LLC, a Delaware limited liability company (the "Borrower"), each subsidiary of the Parent listed as a "Guarantor" on the signature pages thereto (together with the Parent and each other Person that executes a joinder agreement and becomes a "Guarantor" thereunder or otherwise guaranties all or any part of the Obligations (as thereinafter defined), each a "Guarantor" and collectively, the "Guarantors"), the lenders from time to time party thereto (each a "Lender" and collectively, the "Lenders"), Cerberus Business Finance, LLC, a Delaware limited liability company ("Cerberus"), as collateral agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the "Collateral Agent"), and Cerberus, as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the "Administrative Agent" and together with the Collateral Agent, each an "Agent" and collectively, the "Agents").

WHEREAS, the Required Lenders are willing to waive certain Defaults and Events of Default as more fully set forth herein.

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereto hereby agree as follows:

1.   Definitions.  All terms used herein that are defined in the Financing Agreement and not otherwise defined herein shall have the meanings assigned to them in the Financing Agreement.

2.   Waiver.

(a)   Pursuant to the request by the Loan Parties, but subject to satisfaction of the conditions set forth in Section 4 hereof, and in reliance upon (A) the representations and warranties of Loan Parties set forth herein and in the Financing Agreement and (B) the agreements of the Loan Parties set forth herein, the Agents and the Required Lenders hereby waive any Defaults and Events of Default under the Financing Agreement arising solely as a result of the Loan Parties' failure to timely deliver to the Agents and the Lenders (x) the financial statements of the Parent and its Subsidiaries for the fiscal quarter ended December 31, 2014 and the related Compliance Certificate required by Section 7.01(a)(iv) of the Financing Agreement for the fiscal quarter ended December 31, 2014 and (y) the audited financial statements of the Parent and its Subsidiaries for Fiscal Year 2014 required pursuant to Section 7.01(a)(iii) of the Financing Agreement; provided, that such waiver shall not be effective if the Loan Parties fail to (i) retain a new independent certified public accountant of recognized standing selected by the Parent and reasonably satisfactory to the Agents on or prior to April 3, 2015 or (ii) deliver to the Agents and the Lenders the audited financial statements of the Parent and its Subsidiaries for Fiscal Year 2014 required pursuant to Section 7.01(a)(iii) of the Financing Agreement prior to the earlier of (x) June 15, 2015 and (y) the date an Event of

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Default (as defined in the Senior Unsecured Notes Indenture) occurs with respect to the Senior Unsecured Notes as a result of the Loan Parties' failure to timely deliver the audited financial statements of the Parent and its Subsidiaries for Fiscal Year 2014 pursuant to the Senior Unsecured Notes Indenture.

(b)   The waiver in this Section 2 shall be effective only in this specific instance and for the specific purpose set forth herein and does not allow for any other or further departure from the terms and conditions of the Financing Agreement or any other Loan Document, which terms and conditions shall continue in full force and effect.

3.   Representations and Warranties.  Each Loan Party hereby represents and warrants to the Agents and the Lenders as follows:

(a)   Organization, Good Standing, Etc.  Each Loan Party (i) is a corporation, trust, limited liability company or limited partnership duly organized, validly existing and in good standing, if applicable, under the laws of the state or jurisdiction of its organization, (ii) has all requisite power and authority to conduct its business as now conducted and as presently contemplated, and to execute and deliver this Waiver, and to consummate the transactions contemplated hereby and by the Financing Agreement, as modified hereby, and (iii) is duly qualified to do business and is in good standing, if applicable, in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary, except (solely for the purposes of this subclause (iii)) where the failure to be so qualified and in good standing, if applicable, could reasonably be expected to have a Material Adverse Effect.

(b)   Authorization, Etc.  The execution, delivery and performance by each Loan Party of this Waiver and the Financing Agreement, as modified hereby, (i) have been duly authorized by all necessary action, (ii) do not and will not contravene (A) any of its Governing Documents, (B) any applicable material Requirement of Law or (C) any Material Contract binding on or otherwise affecting it or any of its properties, (iii) do not and will not result in or require the creation of any Lien (other than pursuant to any Loan Document) upon or with respect to any of its properties, and (iv) do not and will not result in any default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to its operations or any of its properties, except, in the case of clause (iv), to the extent where such contravention, default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal could not reasonably be expected to have a Material Adverse Effect.

(c)   Governmental Approvals.  No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required in connection with the due execution, delivery and performance by any Loan Party of this Waiver and the Financing Agreement, as modified hereby, other than filings and recordings with respect to Collateral to be made, or otherwise delivered to the Collateral Agent for filing or recordation.

(d)   Enforceability of Waiver.  This Waiver is, and each other Loan Document to which any Loan Party is or will be a party, when delivered hereunder, will be, a legal, valid and binding obligation of such Person, enforceable against such Person in accordance

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with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity and subject to applicable laws restricting the enforceability against a Governmental Authority of the assignment of Accounts arising under Medicare and Medicaid.

(e)   Absence of Default.  After giving effect to the waiver set forth in Section 2 of this Waiver, no Default or Event of Default has occurred and is continuing.

4.   Conditions to Effectiveness.  This Waiver shall become effective when the Agents shall have received this Waiver, duly executed by the Loan Parties, each Agent and the Required Lenders (the "Waiver Effective Date").

5.   Continued Effectiveness of the Financing Agreement and Other Loan Documents.  Each Loan Party hereby (i) acknowledges and consents to this Waiver, (ii) confirms and agrees that the Financing Agreement and each other Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that on and after the Waiver Effective Date all references in any such Loan Document to "the Financing Agreement", the "Agreement", "thereto", "thereof", "thereunder" or words of like import referring to the Financing Agreement shall mean the Financing Agreement as modified by this Waiver, and (iii) confirms and agrees that to the extent that any such Loan Document purports to assign or pledge to the Collateral Agent for the benefit of the Agents and the Lenders, or to grant to the Collateral Agent for the benefit of the Agents and the Lenders a security interest in or Lien on, any Collateral as security for the Obligations of the Loan Parties from time to time existing in respect of the Financing Agreement (as modified hereby) and the other Loan Documents, such pledge, assignment and/or grant of the security interest or Lien is hereby ratified and confirmed in all respects.  This Agreement does not and shall not affect any of the obligations of the Loan Parties, other than as expressly provided herein, including, without limitation, the Loan Parties' obligations to repay the Loans in accordance with the terms of Financing Agreement, or the obligations of the Loan Parties under any Loan Document to which they are a party, all of which obligations shall remain in full force and effect.  Except as expressly provided herein, the execution, delivery and effectiveness of this Waiver shall not operate as a waiver of any right, power or remedy of the Agents or any Lender under the Financing Agreement or any other Loan Document, nor constitute a waiver of any provision of the Financing Agreement or any other Loan Document.

6.   Release.  The Agents and the Lenders wish (and each Loan Party agrees) to eliminate any possibility that any past conditions, acts, omissions, events or circumstances would impair or otherwise adversely affect any of the Agents' and the Lenders' rights, interests, security and/or remedies under the Financing Agreement and the other Loan Documents.  Accordingly, for and in consideration of the agreements contained in this Waiver and other good and valuable consideration, each Loan Party (for itself and its Affiliates and the successors, assigns, heirs and representatives of each of the foregoing) (collectively, the "Releasors") does hereby fully, finally, unconditionally and irrevocably release and forever discharge each Agent, each Lender and each of their respective Affiliates, officers, directors, employees, attorneys, consultants and agents (collectively, the "Released Parties") from any and all debts, claims, obligations, damages, costs, attorneys' fees, suits, demands, liabilities, actions, proceedings and causes of action, in each case,

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whether known or unknown, contingent or fixed, direct or indirect, and of whatever nature or description, and whether in law or in equity, under contract, tort, statute or otherwise, which any Releasor has heretofore had or now or hereafter can, shall or may have against any Released Party by reason of any act, omission or thing whatsoever done or omitted to be done prior to the Waiver Effective Date arising out of, connected with or related in any way to this Waiver, the Financing Agreement or any other Loan Document, or any act, event or transaction related or attendant thereto, or the agreements of any Agent or any Lender contained therein, or the possession, use, operation or control of any of the assets of each Loan Party, or the making of any Loans or other advances, or the management of such Loans or advances or the Collateral prior to the Waiver Effective Date.

7.   Miscellaneous.

(a)   This Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of this Waiver by facsimile or electronic mail shall be equally effective as delivery of an original executed counterpart of this Waiver.

(b)   Section and paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Waiver for any other purpose.

(c)   This Waiver shall be governed by, and construed in accordance with, the laws of the State of New York.

(d)   Each Loan Party hereby acknowledges and agrees that this Waiver constitutes a "Loan Document" under the Financing Agreement.  Accordingly, it shall be an Event of Default under the Financing Agreement if (i) any representation or warranty made by a Loan Party under or in connection with this Waiver shall have been untrue, false or misleading in any material respect when made or (ii) any Loan Party shall fail to perform or observe any term, covenant or agreement contained in this Waiver.

(e)   Any provision of this Waiver that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

(f)   Subject to the provisions of Section 12.04 of the Financing Agreement, the Borrower will pay on demand all reasonable and documented out-of-pocket fees, costs and expenses of the Agents and the Lenders in connection with the preparation, execution and delivery of this Waiver or otherwise payable under the Financing Agreement, including, without limitation, reasonable fees, disbursements and other charges of counsel to the Agents and the Lenders.

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IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be executed and delivered as of the date set forth on the first page hereof.

BORROWER:

AURORA DIAGNOSTICS, LLC

By:  /s/ Michael Grattendick

Name:Michael Grattendick

Title:Vice President and Controller

GUARANTORS:

AURORA DIAGNOSTICS HOLDINGS, LLC

AURORA DIAGNOSTICS FINANCING, INC.

AURORA GEORGIA, LLC

AURORA GREENSBORO LLC

AURORA LMC, LLC

AURORA MASSACHUSETTS, LLC

AURORA MICHIGAN, LLC

AURORA NEW HAMPSHIRE, LLC

BIOPSY DIAGNOSTICS, LLC

CUNNINGHAM PATHOLOGY, L.L.C.

C R COLLECTIONS, LLC

DERMPATH NEW ENGLAND, LLC

GREENSBORO PATHOLOGY, LLC

HARDMAN PATHOLOGY ADX, LLC

LABORATORY OF DERMATOPATHOLOGY ADX, LLC

PATHOLOGY SOLUTIONS, LLC

SEACOAST PATHOLOGY, INC.

TEXAS PATHOLOGY, LLC

TWIN CITIES DERMATOPATHOLOGY, LLC

By:  /s/ Michael Grattendick

Name:Michael Grattendick

Title:Vice President and Controller

DOC ID - 22631740.4	Waiver to Financing Agreement

BERNHARDT LABORATORIES, INC.

MARK & KAMBOUR HOLDINGS, INC.

MARK & KAMBOUR, LLC
Richard Bernert, LLC
WEST GEORGIA PATHOLOGY, LLC

By:  /s/ Michael Grattendick

Name:Michael Grattendick

Title:Vice President and Treasurer

THE LMC REVOCABLE TRUST, B.T.

THE WPC REVOCABLE TRUST, B.T

By:  /s/ Michael Grattendick

Name:Michael Grattendick

Title:Trustee

MID-ATLANTIC PATHOLOGY SERVICES, INC.

By:  /s/ Michael Grattendick

Name:Michael Grattendick

Title:Treasurer

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COLLATERAL AGENT AND ADMINISTRATIVE AGENT:

CERBERUS BUSINESS FINANCE, LLC

By:	/s/ Eric Miller Name: Eric Miller Title Executive Vice President

DOC ID - 22631740.4	Waiver to Financing Agreement

LENDERS: CERBERUS ASRS HOLDINGS LLC

By: /s/ Eric Miller_______________________
Name: Eric Miller
Title: Vice President

CERBERUS LEVERED LOAN OPPORTUNITIES FUND II, L.P.
By: Cerberus Levered Opportunities II GP, LLC
Its: General Partner

By: /s/ Eric Miller_______________________
Name: Eric Miller
Title: Senior Managing Director

CERBERUS NJ CREDIT OPPORTUNITIES FUND, L.P.
By: Cerberus NJ Credit Opportunities GP, LLC
Its: General Partner

By: /s/ Eric Miller_______________________
Name: Eric Miller
Title: Senior Managing Director

CERBERUS ICQ LEVERED LOAN OPPORTUNITIES FUND, L.P.
By: Cerberus ICQ Levered Opportunities GP, LLC
Its: General Partner

By: /s/ Eric Miller_______________________
Name: Eric Miller
Title: Senior Managing Director

DOC ID - 22631740.4	Waiver to Financing Agreement

CERBERUS ICQ LEVERED LLC

By: /s/ Eric Miller_______________________
Name: Eric Miller
Title: Vice President

CERBERUS ONSHORE II CLO LLC

By: /s/ Eric Miller_______________________
Name: Eric Miller
Title: Vice President

CERBERUS ONSHORE LEVERED II LLC

By: /s/ Eric Miller_______________________
Name: Eric Miller
Title: Vice President

CERBERUS ASRS FUNDING LLC

By: /s/ Eric Miller_______________________
Name: Eric Miller
Title: Vice President

CERBERUS N-1 FUNDING LLC

By: /s/ Eric Miller_______________________
Name: Eric Miller
Title: Vice President

CERBERUS KRS LEVERED LLC

By: /s/ Eric Miller_______________________
Name: Eric Miller
Title: Vice President

DOC ID - 22631740.4	Waiver to Financing Agreement

CERBERUS OFFSHORE LEVERED II LP
By: COL II GP Inc.
Its: General Partner

By: /s/ Eric Miller_______________________
Name: Eric Miller
Title: Vice President

CERBERUS AUS LEVERED II LP
By: CAL II GP LLC
Its: General Partner

By: /s/ Eric Miller_______________________
Name: Eric Miller
Title: Vice President

CERBERUS SWC LEVERED LP
By: Cerberus SL GP LLC
Its: General Partner

By: /s/ Eric Miller_______________________
Name: Eric Miller
Title: Vice President

CERBERUS ONSHORE II CLO-2 LLC

By: /s/ Eric Miller_______________________
Name: Eric Miller
Title: Vice President
CERBERUS KRS LEVERED LOAN OPPORTUNITIES FUND, L.P.
By: Cerberus KRS Levered Opportunities GP, LLC
Its: General Partner

By: /s/ Eric Miller_______________________
Name: Eric Miller
Title: Senior Managing Director

DOC ID - 22631740.4	Waiver to Financing Agreement

CERBERUS OFFSHORE LEVERED LOAN OPPORTUNITIES MASTER FUND II, L.P.
By: Cerberus Levered Opportunities Master Fund II GP, LLC
Its: General Partner

By: /s/ Eric Miller_______________________
Name: Eric Miller
Title: Senior Managing Director

CERBERUS AUS LEVERED HOLDINGS LP
By: CAL I GP Holdings LLC
Its: General Partner

By: /s/ Eric Miller_______________________
Name: Eric Miller
Title: Vice President

CERBERUS SWC LEVERED LOAN OPPORTUNITIES MASTER FUND, L.P.
By: Cerberus SWC Levered Opportunities GP, LLC
Its: General Partner

By: /s/ Eric Miller_______________________
Name: Eric Miller
Title: Senior Managing Director
SHP CAPITAL SOLUTIONS FUND L.P.
By: Sound Harbor GP LLC, its general partner
By: /s/ Michael Zupon_____________________ Name: Michael Zupon Title: Authorized Person

CRESTLINE SPECIALTY LENDING, L.P.
By: Crestline Management, L.P., its Investment Manager By: Crestline Investors, Inc., its General Partner
By: /s/ John S. Cochran__________________
Name: John S. Cochran
Title: Vice-President

DOC ID - 22631740.4	Waiver to Financing Agreement

FORTRESS CREDIT OPPORTUNITIES V CLO LIMITED
By: FCO V CLO CM LLC, its collateral manager
By: /s/ Constantine M. Dakolias_________________ Name: Constantine M. Dakolias Title: President
FORTRESS CREDIT OPPORTUNITIES III CLO LP
By: FCO III CLO GP LLC, its General Partner
By: /s/ Constantine M. Dakolias_________________ Name: Constantine M. Dakolias Title: President
FORTRESS CREDIT BSL LIMITED
By: FC BSL CM LLC, its collateral manager
By: /s/ Constantine M. Dakolias_________________ Name: Constantine M. Dakolias Title: President
FORTRESS CREDIT BSL II LIMITED
By: FC BSL II CM LLC, its collateral manager
By: /s/ Constantine M. Dakolias_________________ Name: Constantine M. Dakolias Title: President
GARRISON CAPITAL INC.

By: /s/ Brian S. Chase _________________ Name: Brian Chase Title: Chief Financial Officer
GARRISON FUNDING 2013-2 LTD.
By: Garrison Funding 2013-2 Manager LLC, as Collateral Manager
By: /s/ Brian Chase _________________ Name: Brian Chase Title: Chief Operating Officer

GARRISON OPPORTUNITY FUND IV A LLC

DOC ID - 22631740.4	Waiver to Financing Agreement

By: Garrison Opportunity Fund IV A MM LLC, its Managing Member
By: /s/ Brian Chase _________________ Name: Brian Chase Title: Authorized Signor
GMMF FUNDING LLC

By: /s/ Brian Chase _________________ Name: Brian Chase Title: Chief Operating Officer

DOC ID - 22631740.4	Waiver to Financing Agreement